UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 16, 2019
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27-01 Queens Plaza North, Long Island City, New York		11101
(Address of principal executive offices)		(Zip Code)

(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of the Company’s stockholders was held on May 16, 2019 (the “Annual Meeting”). There were 300,946,187 shares of common stock entitled to be voted, and 282,415,469 shares present in person or represented by proxy at the Annual Meeting. The stockholders of the Company voted on four items:

1.	To elect ten directors nominated by the Board of Directors to serve until the 2020 annual meeting of stockholders;

2.	To approve, on an advisory basis, the compensation of JetBlue’s named executive officers;

3.	To ratify the selection of Ernst & Young LLP as JetBlue’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

4.	A stockholder proposal regarding the right to act by written consent.

The results are as follows:

1.	The nominees for director received the following votes:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
B. Ben Baldanza	242,074,829	1,343,836	330,630	38,666,174
Peter Boneparth	241,488,379	1,919,292	341,624	38,666,174
Virginia Gambale	240,243,770	3,196,963	308,562	38,666,174
Stephan Gemkow	236,254,332	7,154,684	340,279	38,666,174
Robin Hayes	241,670,543	1,755,304	323,448	38,666,174
Ellen Jewett	237,412,439	6,012,960	323,896	38,666,174
Joel Peterson	237,443,097	5,978,156	328,042	38,666,174
Sarah Robb O’Hagan	242,842,649	595,691	310,955	38,666,174
Frank Sica	233,996,929	9,415,814	336,552	38,666,174
Thomas Winkelmann	237,746,003	5,663,731	339,561	38,666,174

2.	The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers received the following votes:

Votes For	239,320,125
Votes Against	3,867,379
Abstentions	561,791
Broker non-votes	38,666,174

3.	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 received the following votes:

Votes For	278,275,419
Votes Against	3,723,706
Abstentions	416,344

There were no broker non-votes for this item.

4.	The stockholder proposal regarding the right to act by written consent received the following votes:

Votes For	145,772,404
Votes Against	89,958,183
Abstentions	8,018,708
Broker non-votes	38,666,174

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)

Date: May 22, 2019	By:	/s/ Alexander Chatkewitz
Vice President, Controller and Chief Accounting Officer (principal accounting officer)